EXHIBIT 10.2

STOCK ISSUANCE AGREEMENT

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071

Ladies and Gentlemen:

    Cadiz Inc., a Delaware corporation (the “Company”), agrees, subject to the terms and conditions stated herein, to issue to MSD Credit Opportunity Master Fund, L.P. (the “Investor”), 700,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), pursuant to the Company’s Registration Statement (as defined below).

    1.          In consideration of the respective covenants, agreements and representations and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor intending to be legally bound, hereby agree as follows:

(a) This Stock Issuance Agreement (the “Agreement”) is made as of the date set forth below between the Company and the Investor.

(b) The Company has authorized the issuance of, and agrees to issue, the Shares to the Investor on the date of this Agreement (the “Closing Date”), upon the terms and conditions set forth herein, in consideration for the receipt, substantially concurrently with the issuance of the Shares, of the proceeds from the Investor of a new senior secured term loan in an aggregate principal amount of $10 million (the “New Term Loan”) pursuant to an amendment (the “Amendment Agreement”) to the Company’s Amended and Restated Credit Agreement, dated as of March 5, 2013 (the “Credit Agreement”), by and among the Company, Cadiz Real Estate LLC, LC Capital Master Fund, LTD., as agent and the other lenders party thereto.

(c) The following are conditions precedent to effectiveness of the Amendment Agreement and the amendment and restatement of the Credit Agreement (the “Restated Loan Agreement”): (i) issuance of the Shares to the Investor pursuant to this Agreement and the Registration Statement (as defined below) on the Closing Date, substantially concurrently with the delivery by the Investor to the Company of the proceeds of the New Term Loan, (ii) accuracy of the representations and warranties of the Company set forth in this Agreement as of the Closing Date and (iii) the Investor’s receipt of a written opinion, addressed to the Investor and dated the Closing Date, from Cadwalader, Wickersham & Taft LLP, counsel to the Company, to the effect set forth in Exhibit A hereto.

(d) The offering and issuance of the Shares (the “Issuance”) are being made pursuant to (i) an effective Registration Statement on Form S-3, No. 333-190288, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the rules and regulations (the “Rules and Regulations”) of the Commission in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including the Prospectus contained therein (the “Base Prospectus”), (ii) if necessary, a preliminary prospectus supplement related to the Issuance (the “Preliminary Prospectus”) and (iii) a final prospectus supplement (the “Prospectus Supplement” and, together with the Base Prospectus and any Preliminary Prospectus, the “Prospectus”) containing amended and/or certain supplemental information regarding the Shares and terms of the Issuance that has been or will be filed with the Commission and delivered to the Investor.  If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(e) Without the prior written consent of the Company, prior to the date that is 180 days following the Effective Date (as defined in the Amendment Agreement), the Investor shall not, and shall cause its wholly-owned subsidiaries not to, sell, transfer, encumber or otherwise dispose of any or all of its Common Stock other than transfers to wholly-owned subsidiaries of the Investor.

(f) The Company agrees to make any filings required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the Issuance.

(g) On the Closing Date, the Company shall cause its Transfer Agent to deliver the Shares to the Investor and register the Shares as instructed by the Investor.  The Shares will be delivered by crediting the account of the Investor’s prime broker (as specified by the Investor to the Company) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction no later than 4:00 p.m. Eastern Standard Time on the Closing Date using its DTC participant identification number, and released by Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.  The Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained, which broker/dealer shall be a DTC participant, to initiate a transaction through the DWAC system, instructing the Transfer Agent to credit such account or accounts with the Shares.  Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which shall be the Closing Date.  The Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC instruction.

    2.           The Investor represents and warrants to the Company as of the date hereof as follows:

(a) The Investor has received the Base Prospectus, which is a part of the Company’s Registration Statement and the documents incorporated by reference therein, and any Preliminary Prospectus, prior to or in connection with the receipt of this Agreement.

(b) The Investor (i) is not a member of FINRA or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules) as of the date of this Agreement and (ii) after giving effect to the issuance of Shares pursuant to this Agreement, neither the Investor nor any group of investors (as identified in a public filing made with the Commission) of which the Investor is a part, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company.

    3.           The Company represents and warrants to the Investor as of the date hereof as follows:

(a) All representations and warranties of the Company contained in the Restated Loan Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date).

(b) No order preventing or suspending the use of the Base Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission.  The Registration Statement complied when it became effective, in all material respects, with the requirements of Form S-3 under the Securities Act.  The conditions to the use of Form S-3 in connection with the offering and issuance of the Shares as contemplated hereby have been satisfied.  The Registration Statement did not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any Preliminary Prospectus, as of the Closing Date, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus, as of the date that it is filed with the Commission and as of the Closing Date, does not or will not, as applicable, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been or will be made in the manner and within the time period required by such Rule 424(b).

(c) The documents incorporated by reference in the Registration Statement and the Prospectus as of the Closing Date, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as applicable, and the rules and regulations of the Commission thereunder, and at the time they became effective or were filed with the Commission, as the case may be, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(e) The authorized capital stock of the Company consists of (i) 70,000,000 shares of Common Stock and (ii) 100,000 shares of preferred stock (the “Preferred Stock”).  As of the date hereof, 15,452,756 shares of Common Stock are issued and outstanding and 0 shares of Preferred Stock are issued and outstanding.

(f) The Shares have been duly and validly authorized by the Company and, when issued and delivered in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable.

(g) The Shares have been duly authorized for quotation on the Nasdaq Global Market, subject to official notice of issuance.

(h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(i) The Company is not in breach or violation of or in default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to the Registration Statement, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, to the extent any such violation or default would not, individually or in the aggregate, have a material adverse effect on (x) the business, properties, prospects, financial condition or results of operations of the Company or (y) the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Agreement (a “Material Adverse Effect”).

(j) The execution, delivery and performance by the Company of this Agreement, including the issuance by the Company of the Shares, will not conflict with or result in a breach or violation of, or constitute a default under (i) the provisions of the Company’s charter or by-laws, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clause (ii) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(k) No filing with, or authorization, approval, consent or order of, any court or governmental agency or body is required for the issuance of the Shares, except such as have already been obtained or are contemplated hereby.

(l)  Subsequent to the respective dates as of which information is given in any Preliminary Prospectus and the Prospectus, and other than as contemplated therein, there has not been (i) any material adverse change in the business, properties, prospects, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any material change in the capital stock, or any material change in the outstanding indebtedness, of the Company, or (v) any dividend or distribution declared, paid or made on the capital stock of the Company.

    4.          The Company agrees to indemnify, defend and hold harmless the Investor, its directors and officers, and each person, if any, who controls the Investor and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, to which, jointly or severally, the Investor or any such person may become subject, insofar as such loss, damage, claim or liability arises out of or is based upon: (i) this Agreement, (ii) the breach of any covenant, agreement or representation or warranty of the Company under this Agreement, (iii) any untrue statement of a material fact contained in the Registration Statement, or any amendments thereto or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any untrue statement of a material fact contained in the Base Prospectus, any Preliminary Prospectus or the Prospectus or the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    5.          Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the Closing Date.

    6.         All notices, requests, consents and other communications hereunder will be in writing, will be mailed by nationally recognized overnight express courier, postage prepaid, or delivered by facsimile, and will be deemed given (i) if delivered by nationally recognized overnight carrier, one business day after so mailed and (ii) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Company, to:

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071
Attention: Chief Financial Officer
Facsimile No.: 213-271-1614

(b) with copies to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York  10281
Attention:  Christopher T. Cox
Facsimile No.:  212-504-6666

(c) if to the Investor, to:

MSD Credit Opportunity Master Fund, L.P.
645 Fifth Avenue, 21st Floor
New York, New York 10022
Attention: Marcello Liguori
Facsimile No.: 212-303-1772

(d) with copies to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
Facsimile No.: 212-735-2000

    7.          This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

    8.          The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

    9.          In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

    10.        This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York.

    11.         Each of the Company and the Investor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Company and the Investor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

    12.         EACH OF THE COMPANY AND THE INVESTOR WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.  EACH OF THE COMPANY AND THE INVESTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CLAUSE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH OF THE COMPANY AND THE INVESTOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS CLAUSE, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS CLAUSE.

    13.         This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

    Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: October 30, 2013

MSD CREDIT OPPORTUNITY MASTER FUND, L.P.

By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Managing Director

Agreed and Accepted
this 30th day of October, 2013:

CADIZ INC.

By:	/s/ Timothy J. Shaheen
Name: Timothy J. Shaheen
Title: Chief Financial Officer